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                                                                   Exhibit 10.33

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

                  THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of this 28th day of September, 2006, by and among:

                  Molecular Insight Pharmaceuticals, Inc., a Massachusetts corporation (the "Company"), the holders (the "Series A Holders") of the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series A Preferred Stock") set forth on Schedule A to the Agreement;

                  The holders (the "Series B Holders") of the Series B Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series B Preferred Stock") set forth on Schedule B to the Agreement;

                  The holders (the "Series C Holders" and together with the Series A Holders and the Series B Holders, the "Preferred Holders") of the Series C Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series C Preferred Stock") set forth on Schedule C to the Agreement;

                  The holders (the "Common Holders") of the common stock of the Company, par value $0.01 per share (the "Common Stock") that are signatories to the Agreement; and

                  The holders (the "Note Holders" and together with the Series A Holders, the Series B Holders, the Series C Holders and the Common Holders, each, an "Investor" and collectively, the "Investors") of those certain Convertible Promissory Notes in aggregate principal amount of $15,400,000.00 and dated of even date herewith set forth on Schedule D attached hereto.

                                    RECITALS:

                  A. The Company and the Series A Holders, Series B Holders, Series C Holders and Common Holders have previously entered into a Registration Rights Agreement dated as of March 29, 2005 (as amended or supplemented to date, the "Agreement"); and

                  B. The Company and the Note Holders have entered into a Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement") pursuant to which, among other things, the Company has issued Convertible Promissory Notes and Common Stock Warrants to each Note Holder and, as a condition to the issuance of such securities, the parties hereto desire to enter into this Amendment to set forth, among other things, the rights of the Note Holders with respect to the registration of shares of Common Stock held by and issuable to the Note Holders upon conversion of the Notes and the exercise of Common Stock Warrants issued to each Note Holder pursuant to the Securities Purchase Agreement; and

                  C. The Company, the Note Holders and the other Investors wish to enter into this Amendment to provide registration rights with respect to the Common Stock of the Company issued or issuable to the Note Holders.

                  NOW, THEREFORE, in consideration of the foregoing and the respective covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which
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are hereby acknowledged, the Company and each Preferred Holder, severally and not jointly, hereby agree to amend the Agreement as follows:




         1. Article I of the Agreement, titled "Definitions" is hereby amended to add the following definitions to Article I in alphabetical order:

                  "Note" shall mean any of those certain Convertible Promissory Notes issued by the Company to a Note Holder in an aggregate principal amount of $15,400,000.00 pursuant to the Securities Purchase Agreement.

                  "Note Demand Registration" shall have the meaning ascribed to it in Section 2.1(a)(iii).

                  "Note and Warrant Stock" shall mean any shares of capital stock issued or issuable by the Company to any Note Holder or Warrant Holder upon the conversion of any Note or upon the exercise of any Warrant, as the case may be.

                  "Requisite Note Holders" shall mean (i) Cerberus and (ii) the holders of a majority of the aggregate principal amount outstanding of the Notes (excluding for this purpose the principal amount of any Note(s) held by Cerberus).

                  "Warrant" shall mean those certain Common Stock Warrants issued by the Company to the Note Holders pursuant to the Securities Purchase Agreement pursuant to which each Note Holder may acquire Common Stock of the Company.

                  "Warrant Holder" shall mean the holder of any Warrant.

        2. The definitions of "Affiliate" and "Registrable Securities" set forth in Article I is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "Affiliate" means, with respect to any Person, any other Person which directly or indirectly Controls, is Controlled by, or is under common Control with, such Person. Notwithstanding the foregoing, none of the Company, its owners, officers, directors, employees, agents or advisors (or any of their family members) shall be deemed an "Affiliate" of a Preferred Holder or Note Holder, unless any such Person is otherwise (i.e., independent of the Company) an Affiliate of such Preferred Holder or Note Holder.

                  "Registrable Securities" means: (i) the Preferred Stock; (ii) any Note and Warrant Stock, (iii) any and all shares of Common Stock issued or issuable in respect of the Preferred Stock, the Notes or the Warrants upon any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event; (iv) the shares of Common Stock issuable as payment-in-kind dividends on the Preferred Stock in accordance with the terms thereof; and (v) any other shares of Common Stock acquired by any of the Investors at any time. Notwithstanding the foregoing, the term "Registrable Securities" shall not include any shares which have been (w) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (x) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (y) registered under the Securities Act pursuant to an effective Registration Statement filed thereunder or (z) publicly sold pursuant to Rule 144 under the Securities Act.

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        3. Section 2.1(a) of the Agreement is amended to insert the following as clause (iii) therein and renumber the existing clauses (iii) and (iv) to be clauses (iv) and (v) therein:

                  (iii) The Requisite Note Holders may require the Company to register for sale under the Securities Act all or any portion of the Registrable Securities held by the Note Holders for sale in the manner specified in such Demand Notice (a "Note Demand Registration"). The Requisite Note Holders shall be entitled to only two (2) Note Demand Registrations pursuant to this Section 2.1(a)(iii); provided, that, they may only make demand for one such Note Demand Registration in any twelve month period, unless any of them shall have had any Registrable Securities excluded from a Registration Statement that was filed during such twelve month period.

        4. Section 2.1(a) of the Agreement is further amended to delete in its entirety clause (iv) (Clause (v) as renumbered pursuant to Section 3 of this Amendment) and the following substituted in lieu thereof:

                  (v) If the Company is then a registrant entitled to use Form S-3 or any successor form thereto to effect the distribution of such Registrable Securities for public sale or re-sale (as the case may be), (aa) the Requisite Series C Holders may require the Company to register for sale or re-sale under the Securities Act by filing a Registration Statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the Registrable Securities held by them, (bb) the Requisite Series AB Holders may require the Company to register for sale or re-sale under the Securities Act by filing a Registration Statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the of Registrable Securities held by them, or (cc) the Requisite Note Holders may require the Company to register for sale or re-sale under the Securities Act by filing a Registration Statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the Registrable Securities held by them, in each case, in accordance with the method of disposition specified in the Demand Notice. Whenever the Company is required by this Section 2.1(a)(v) to effect the registration of Registrable Securities, each of the procedures and requirements of Sections 2.1 and 2.4 shall apply to such registration, and the Company shall cause such Registration Statement to be declared effective within one hundred eighty (180) days after the Company's receipt of the request for such registration. There shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 2.1, and such requests and registrations shall not reduce the number of Series C Demand Registrations, Series AB Demand Registrations or Note Demand Registrations, as the case may be, to which the Series C Holders, Series AB Holders or Note Holders, as the case may be, are entitled hereunder.

         5. Section 2.1(d) and (e) of the Agreement are deleted in their entirety and the following substituted in lieu thereof:

                  (d) A Registration Statement filed pursuant to this Section
2.1 may, subject to the following provisions and in addition to the Registrable Securities, include (i) shares of Common Stock for sale by the Company for its own account and (ii) shares of Common Stock held by persons other than the Company, the Preferred Holders and the Note Holders (the "Other Shareholders"), in each case for sale in accordance with the method of disposition specified by the Initiating Stockholders and subject to the exclusions provided herein. If such registration shall be underwritten, the Company, the Preferred Holders, the Note Holders and the Other Shareholders proposing to distribute their shares through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting; the terms of which shall not be more favorable to the Company and such Other Shareholders than the terms afforded therein to the Initiating Stockholders. If and to the extent that the managing underwriter determines that marketing factors require a limitation on the number of shares to be included in such registration, then the shares of Common Stock


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sought to be registered by the Preferred Holders, the Note Holders and the Other
Shareholders and shares of Common Stock to be sold by the Company for its own account shall be excluded from such registration to the extent so required by such managing underwriter in the following order of priority: (1st) and unless the Other Shareholders and the Company have otherwise agreed in writing, such exclusion shall be applied first to the shares sought to be registered by the Other Shareholders to the extent any such reduction is required by the managing underwriter; (2nd) then to the shares of Common Stock of the Company to be included for its own account to the extent any such reduction is required by the managing underwriter; (3rd) then the shares sought to be registered by the Series AB Holders to the extent any such reduction is required by the managing underwriter; and (4th) then to the shares sought to be registered by the Series
C Holders and the Note Holders, ratably between them treating them as one class for the purpose of this clause (d), to the extent any such reduction is required by the managing underwriter. In any event, all securities to be sold other than Registrable Securities of the Series C Holders and the Note Holders shall be excluded prior to any exclusion of Registrable Securities of the Series C
Holders and the Note Holders, if they are participating in such registration, whether or not they are the Initiating Stockholders with respect to such registration. No Registrable Securities or other securities, in either case, excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any of the Preferred Holders, Note Holders or any of the Other Shareholders who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, then such Preferred Holder(s), Note Holder(s) or such Other Shareholder(s) may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The securities so withdrawn shall thereupon be withdrawn from registration.

                  (e) The Company may delay or postpone for up to 45 consecutive days effecting a Series AB, Series C Demand Registration or Note Demand Registration if the Company has delivered a written certificate to each Investor stating that the Board, acting in good faith, has resolved that pursuit of such Demand Registration during such 45-day period would be detrimental to the Company and its shareholders; provided, however, that in the event of any such postponement, the Initiating Stockholders shall be entitled to withdraw the request for such Demand Registration and, if such request is withdrawn, such request shall not count as a Demand Registration hereunder; and provided, further, that the Company may not exercise its rights under this Section 2.1(e) for more than a total 60 days in any eighteen month period.

         6. Section 2.2(a) of the Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  (a) If the Company at any time (other than pursuant to Section 2.1) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other shareholders of the Company or both (except with respect to (i) an Initial Public Offering, (ii) Registration Statements on Forms S-4, S-8 or any successor to such forms, (iii) any Registration Statement including only securities issued pursuant to a dividend reinvestment plan, (iv) a Registration Statement in which the only securities to be registered are securities issuable upon conversion of debt securities or other convertible securities which are also being registered or (v) another form of Registration Statement not available for registering the Registrable Securities for sale to the public), each such time the Company shall promptly give written notice to the Preferred Holders and the Note Holders of its intention to do so (each, a "Piggy-Back Notice"). Upon the written request of the Requisite Series C Holders and/or Requisite Note Holders, received by the Company within twenty (20) days after the date of delivery of a Piggy-Back Notice, in accordance with Section 3.4, to register any or all of the Registrable Securities held by the Series C Holders and/or Note Holders as stated in such request, the Company shall use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in such Registration Statement. If the Registration Statement relates to an underwritten public offering, the Company shall so advise the Preferred Holders and the Note


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Holders as a part of a Piggy-Back Notice. In such event, the Preferred Holders'
and Note Holders' right to include Registrable Securities in such registration shall be conditioned upon its participation in such underwriting to the extent provided herein. The Preferred Holders and the Note Holders, if participating in such distribution, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company; the terms of which shall be no less favorable to the Preferred Holders and the Note Holders than the terms afforded therein to the Company.

         7. Section 2.2(b)(ii) of the Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  (ii) second, if the Maximum Offering Size has not then been exceeded, that number of securities proposed to be registered for the account of the Series C Holders and the Note Holder, ratably between them treating them as one class for the purpose of this clause (ii).

         8. Section 2.2(c), (d) and (e) of the Agreement are deleted in their entirety and the following substituted in lieu thereof:

                  (c) Any request by a Preferred Holder or Note Holder for inclusion in any registration may be withdrawn, in whole or in part, at any time prior to the effective date of the Registration Statement for such offering. No request for inclusion of, nor the inclusion of, Registrable Securities by a Series C Holder or Note Holder shall be deemed a Series C Demand Registration or Note Demand Registration, as the case may be, that reduces the number of such Series C Demand Registrations or Note Demand Registrations, as the case may be, to which the Series C Holders or Note Holders, as the case may be, are entitled hereunder.

                  (d) The Company shall have the right to terminate or withdraw any registration contemplated under this Section 2.2 prior to the effectiveness of such registration, whether or not the Series C Holders or Note Holders, as the case may be, have elected to include securities in such registration.

                  (e) There shall be no limitation on the number of registrations a Preferred Holder or Note Holder may participate in under this
Section 2.2, and any such participation shall not reduce the number of Series C Demand Registrations or Note Demand Registrations, as the case may be, to which the Series C Holders and Note Holders, respectively, are entitled hereunder.

        9. Section 2.4(a), (b), (d), (h), (i), (j), (k) and (k) (as originally numbered) of the Agreement are deleted in their entirety, the following is substituted in lieu thereof and the existing clauses (l) and (m) are renumbered to be (m) and (n), respectively:

                  (a) Prepare and file with the Commission a Registration Statement on the applicable form with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective until the earlier of (i) the sale of all of the Registrable Securities covered thereby and (ii) the first date when all Registrable Securities covered thereby are eligible for sale under Rule 144(k) without regard to any volume or manner of sale limitations; provided, however, that, as soon as practicable but in no event later than five (5) Business Days before filing such Registration Statement, any related prospectus or any amendment or supplement thereto (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the Commission subsequent to the filing of such Registration Statement), the Company shall furnish to the Preferred Holders, the Note Holders and the underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to review by the Preferred Holders, Note Holders and any such underwriters; the Company shall not file any Registration Statement or amendment thereto or any


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prospectus or any supplement thereto (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the Commission subsequent to the filing of such Registration Statement) to which the managing underwriters of the applicable offering, if any, or either of the Co-Lead Investors shall have reasonably objected in writing, within four (4) Business Days after receipt of such documents, to the effect that such Registration Statement or amendment thereto or prospectus or supplement thereto does not comply in all material respects with the requirements of the Securities Act and specifying in reasonable detail the reasons therefor (provided that the foregoing shall not limit a Preferred Holder's or Note Holder's right to reasonably object, within four (4) Business Days after receipt of such documents, to any particular information that is to be contained in such Registration Statement, amendment, prospectus or supplement and relates specifically to such Preferred Holder and/or Note Holder, as the case may be, including without limitation any information describing the manner in which the Preferred Holder or Note Holder acquired such Registrable Securities and the intended method of distribution of such Registrable Securities), and if the Company is unable to file any such document due to the objections of such underwriters or either of the Co-Lead Investors, the Company shall use its best efforts to cooperate with such underwriters and either of the Co-Lead Investors to prepare, as soon as practicable, a document that is responsive in all material respects to the reasonable objections of either of the Co-Lead Investors;

                  (b) Permit a single law firm designated by the Co-Lead Investors to represent all of the Series C Holders, a single law firm designated by the Requisite Note Holders to represent all of the Note Holders, and a single law firm designated by the Requisite Series AB Holders to represent the Series AB Holders, to review and comment on the Registration Statement which includes their respective Registrable Securities and all amendments and supplements for a reasonable period prior to filing and to respond to any reasonable objections raised by such counsel;

                  (d) Furnish to the Preferred Holders, the Note Holders and to each underwriter copies of the Registration Statement and each such amendment and supplement thereto (together with all exhibits thereto) and the prospectus included therein and any other prospectus filed under Rule 424 or Rule 434 under the Securities Act as the Preferred Holders, the Note Holders and such underwriter reasonably may request in order to facilitate the disposition of the Registrable Securities covered by such Registration Statement;

                  (h) Immediately notify the Preferred Holders, the Note Holders and each underwriter under such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which has resulted or would result in the prospectus contained in such Registration Statement, as then in effect, to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare and furnish to such Investor and underwriter an updated prospectus;

                  (i) If the offering is underwritten, and at each Preferred Holder's and Note Holder's request, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration (i) an opinion, dated such date, of counsel to the Company, addressed to the underwriters, the Preferred Holders and the Note Holders, to such effect as reasonably may be requested by the underwriters, and (ii) a letter, dated such date, from the independent public accountants retained by the Company, addressed to the underwriters and, if applicable, the Preferred Holders and the Note Holders, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information


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as to the period ending no more than five (5) Business Days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request, and deliver copies of such letter to the Investor;

                  (j) For the purpose of participating in any Registration Statement, upon reasonable notice and at reasonable times during normal business hours, make available for inspection by the Preferred Holders, the Note Holders, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Preferred Holders or the Note Holders or such underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any of the Preferred Holders, the Note Holders, such underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, the Company shall neither disclose the existence or content of any material, non-public information concerning the Company at a time when possession of such information by a Preferred Holder or Note Holder would, under applicable law, prohibit the Preferred Holder or Note Holder from trading in the Company's securities;

                  (k) Notify the Preferred Holders and the Note Holders (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, such notice to be given no later than 9:00 a.m. (New York time) of the morning on the Business Day immediately after the declaration of effectiveness by the Commission, (ii) immediately of any request by the Commission for amendments or supplements to such Registration Statement or to amend or supplement such prospectus or for additional information, (iii) immediately of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceeding for that purpose and (iv) immediately of the suspension of the qualification of securities covered by such registration for offering or sale in any jurisdiction, or of the initiation of any proceeding for any of such purposes;

                  (k) Take such other actions as the Preferred Holders, the Note Holders or the underwriters reasonably request in order to expedite or facilitate the disposition of the Registrable Securities, including, without limitation, preparing for, and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

         10. Section 2.5 of the Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  2.5 Expenses. The Company shall bear all reasonable expenses incurred in complying with Sections 2.1, 2.2 and 2.4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, reasonable fees and disbursements of one law firm designated by the Co-Lead Investors, one law firm designated by the Note Holders and one law firm designated by the Series AB Holders, of transfer agents and registrars and costs of any insurance which might be obtained by the Company with respect to the offering by the Company.

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         11. Section 2.6(a) and (b) of the Agreement are deleted in their entirety and the following substituted in lieu thereof:

                  (a) The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Preferred Holder, Note Holder and its respective Affiliates and the directors, officers, employees, investors, partners and agents of each Preferred Holder, Note Holder and its respective Affiliates, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) (collectively, "Losses") to which any such Person may become subject, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement covering any Registrable Securities, any related prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading; provided, however, that the Company will not be liable in any such case to the extent any Losses arise out of or are based upon an untrue statement of a material fact or an omission to state a material fact in such Registration Statement, prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in express reliance upon and in strict conformity with written information furnished to the Company by the Preferred Holder or Note Holder expressly for use therein who is requesting such indemnification. This indemnity is in addition to any liability that the Company may otherwise have. The Company shall also indemnify any underwriters of the Registrable Securities, selling brokers, dealer managers and similar securities industry professionals participating in the distribution and their officers and directors and each Person who controls such underwriters or other Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Preferred Holder, Note Holder and its respective Affiliates as described above, if so required by the underwriting agreement entered into in connection with the registration of such Registrable Securities.

                  (b) In connection with any Registration Statement covering Registrable Securities, each Preferred Holder and Note Holder whose Registrable Securities were included in such Registration Statement shall furnish to the Company in writing such information with respect to the Preferred Holder or the Note Holder as the Company reasonably requests for use in connection with such Registration Statement, any related Prospectus or preliminary prospectus, or any amendment or supplement thereto, and shall indemnify, to the fullest extent permitted by law, the Company, the Company's directors, officers, employees and agents, each Person who controls the Company (within the meaning of the Securities Act), against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement covering any Registrable Securities, any related Prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission to state in any such prospectus, amendment or supplement, a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading, in each case to the extent, and only to the extent, that the Losses arise out of or are based upon an untrue statement of a material fact or an omission to state a material fact in such Registration Statement or in such related Prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in express reliance upon and in strict conformity with written information furnished to the Company by the Preferred Holder or Note Holder expressly for use therein. Notwithstanding anything in this Agreement to the contrary, in no event shall the Preferred Holder's or Note Holder's indemnification obligation exceed the dollar amount of the proceeds actually received by such Preferred Holder or Note Holder from the sale of the Registrable Securities under the Registration Statement giving rise to such obligation.

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         12. Section 2.6(d) of the Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  (d) (i) If the indemnification provided for in this Section
2.6 from the Indemnifying Party is unavailable to an Indemnified Person hereunder or is inadequate in respect of any Losses for which indemnification is provided under this Section 2.6, then the Indemnifying Party, in lieu of indemnifying such Indemnified Person, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and Indemnified Person(s), on the other hand, in connection with the actions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Person shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Persons, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 2.6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.6(d)(i). Notwithstanding any other provision hereof, in no event shall the Investor's contribution obligation exceed the excess of (A) the dollar amount of the proceeds received by the Investor upon the sale of the Registrable Securities giving rise to such contribution obligation over (B) the dollar amount of any damages that the Preferred Holder or Note Holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (iii) If indemnification is available under this Section 2.6, the Indemnifying Parties shall indemnify each Indemnified Person to the fullest extent provided in Section 2.6(a) and Section 2.6(b) without regard to the relative fault of said Indemnifying Party or Indemnified Person or any other equitable consideration provided for in this Section 2.6(d).

                  (iv) If any provision of an indemnification or contribution clause in an underwriting agreement or agency agreement executed by or on behalf of the Investor differs from a provision in this Section 2.6, such provision in the underwriting agreement shall determine the Investor's rights in respect thereof.

         13. Section 2.8(b) of the Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article II that each Preferred Holder or Note Holder, as the case may be, furnish to the Company in writing such information regarding such Preferred Holder or Note Holder, as the case may be, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration thereof.

         14. Section 2.9 of the Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  2.9 Additional Registration Rights. As of the date hereof, neither the Company nor any of its security holders (other than as set forth on Schedule 2.9 attached hereto) has any right to include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not, after the date hereof, enter into any agreement providing any rights to be included with a Registration Statement to any of its security holders or potential security holders, without the prior written consent of the Requisite Series C Holders and the Requisite Note Holders. Until after the effective date of a Registration Statement which includes Registrable Securities owned by Series C Holders and Note Holders, the Company shall not file any other Registration Statement solely with respect to shares to be offered by the Company or any Series AB Holder, including, without limitation, a Registration Statement on Form S-1, S-3, S-4 or S-8 or any successor form to any of the foregoing, without the consent of the Requisite Series C Holders and the Requisite Note Holders.

         15. Section 3.1 of the Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  3.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or Cerberus, as applicable, and, if such assignment materially adversely affects the Series AB Holders, the Requisite Series AB Holders; provided, however, that a Preferred Holder and a Note Holder may assign its rights and delegate its duties hereunder in whole or in part, without the prior written consent of any other party, to an Affiliate and to any Person to whom such Preferred Holder or Note Holder, as the case may be, transfers any of the Registrable Securities, provided, that, no such assignment shall be effective or confer any right on any such assignee unless, prior to such assignment, the assignee agrees in writing that such assignee will be bound by all provisions binding on such Preferred Holder or Note Holder, as the case may be. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Except for any other provisions of this Agreement expressly to the contrary, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

         16. Section 3.6 of the Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  3.6 Amendments and Waivers. This Agreement shall not be amended without the prior written consent of (i) the Requisite Series C Holders and the Requisite Note Holders and (ii) if such amendment materially adversely affects the Series AB Holders, the Requisite Series AB Holders. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of (i) the Requisite Series C Holders and the Requisite Note Holders and (ii) if such amendment, action or omission to act materially adversely affects the Series AB Holders, the Requisite Series AB Holders.

         17. Section 3.7 of the Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  3.7 Publicity. No public release or announcement concerning the transactions contemplated by this Agreement shall be issued by the Company, any of the Preferred Holders or Note Holders without, in the case of a release or announcement by any of the Preferred Holders or the Note

Holders, the prior written consent of the Company, and, in the case of a release or announcement by the Company, prior written consent of the Requisite Series C Holders and the Requisite Note Holders, which in each case, shall not be unreasonably withheld; provided, however, in the case of any release or announcement that may be required by law, such release or announcement may be made without prior consent, but the Company or the Requisite Series C Holders or the Requisite Note Holders, as the case may be, shall allow the other, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of its dissemination.

         18. Except as expressly set forth in this Amendment, the Agreement is ratified and confirmed, shall remain in full force and effect and shall not be altered, amended or modified.

         19. In accordance with Section 3.6 of the Agreement, this Amendment is executed by the Requisite Series C Holders and the Requisite AB Holders.

         20. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE COMPANY AND EACH OF THE INVESTORS, SERIES A HOLDERS, SERIES B HOLDERS AND THE NOTE HOLDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

        21. Except as expressly provided herein and therein, the obligations of each Note Holder under this Amendment and the Agreement are several and not joint with the obligations of any other Note Holder and no Note Holder shall be responsible in any way for the performance of the obligations of any other Note Holder under this Amendment or the Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                            [COMPANY SIGNATURE PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by their duly authorized representatives, as of the date first written above.

                                  THE COMPANY:

                                  MOLECULAR INSIGHT PHARMACEUTICALS, INC.



                                  By: /s/ David Barlow
                                     ------------------------------------
                                  Name:
                                  Title:

                        [SERIES C HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES C HOLDER:

                                  CERBERUS PARTNERS, L.P.


                                  By: Cerberus Associates, LLC,
                                      its General Partner

                                  By: /s/ Seth Plattus
                                     -------------------------------------------
                                     Seth Plattus
                                     Managing Director


                                  Address:

                                  Cerberus Partners, L.P.
                                  299 Park Avenue, 22nd Floor
                                  New York, New York 10171
                                  Attn: Mr. Seth P. Plattus
                                  Fax: (212) 891-1541

                                  and

                                  Cerberus Partners, L.P.
                                  299 Park Avenue, 22nd Floor
                                  New York, New York 10171
                                  Attn: Mr. Daniel Frank
                                  Fax: (212) 284-7818

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):

                                  Lowenstein Sandler PC
                                  65 Livingston Avenue
                                  Roseland, NJ 07068
                                  Attn: Robert G. Minion, Esq.
                                  Fax: (973) 597-2400

                        [SERIES C HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES C HOLDER:

                                  Siemens Venture Capital


                                  By: /s/ [ILLEGIBLE]
                                     ------------------------------------
                                     Name: [ILLEGIBLE]
                                     Title: President & CEO; CFO


                                  Address: Siemens Venture Capital
                                           Wittelsbacherplatz 2
                                           D-80312 Munchen

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                        [SERIES C HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES C HOLDER:

                                  Tudor Proprietary Trading, L.L.C.
                                  c/o Tudor Investment Corporation
                                  50 Rowes Wharf, 6th Floor
                                  Boston, MA 02110

                                  By: /s/ William T. Flaherty
                                     ------------------------------------
                                     Name: William T. Flaherty
                                     Title: Managing Director

                        [SERIES C HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES C HOLDER:

                                  Altar Rock Fund L.P.
                                  c/o Tudor Investment Corporation
                                  50 Rowes Wharf, 6th Floor
                                  Boston, MA 02110

                                  By: /s/ William T. Flaherty
                                     ------------------------------------
                                     Name: /s/ William T. Flaherty
                                     Title: Managing Director

                        [SERIES C HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES C HOLDER:

                                  The Raptor Global Portfolio Ltd.
                                  c/o Tudor Investment Corporation
                                  50 Rowes Wharf. 6th Floor
                                  Boston, MA 02110


                                  By: /s/ William T. Flaherty
                                     ------------------------------------
                                     Name: William T. Flaherty
                                     Title: Managing Director

                        [SERIES C HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES C HOLDER:

                                  Tudor BVI Futures, Ltd.
                                  c/o Tudor Investment Corporation
                                  50 Rowes Wharf, 6th Floor
                                  Boston, MA 02110


                                  By: /s/ William T. Flaherty
                                     ------------------------------------
                                     Name: William T. Flaherty
                                     Title: Managing Director

                        [SERIES C HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES C HOLDER:

                                  Emigrant Capital Corporation
                                  ---------------------------------------


                                  By: /s/ Edward R. Burns
                                     ------------------------------------
                                     Name: Edward R. Burns
                                     Title: Vice President


                                  Address: 6 East 43rd ST.
                                          ------------------------------
                                           8th Floor
                                          ------------------------------
                                           New York, NY 10017
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                        [SERIES C HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES C HOLDER:

                                  American Durham, L.P.


                                  By: /s/ [ILLEGIBLE]
                                     ------------------------------------
                                     Name: [ILLEGIBLE]
                                     Title: Managing Principal


                                  Address: 680 5th Ave.
                                           22nd Floor
                                           New York, NY 10019

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                        [SERIES C HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES C HOLDER:

                                  International Durham, Ltd.


                                  By: /s/ [ILLEGIBLE]
                                     ------------------------------------
                                     Name: [ILLEGIBLE]
                                     Title: Managing Principal


                                  Address: 680 5th Ave.
                                           22nd Floor
                                           New York, NY 10019

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                        [SERIES C HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES C HOLDER:

                                  MedCap Master Fund, L.P.


                                  By: /s/ [ILLEGIBLE]
                                     ------------------------------------
                                     Name: [ILLEGIBLE]
                                     Title: Managing Member


                                  Address: 500 Third Street, #535
                                           San Francisco, CA 94107

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                        [SERIES C HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES C HOLDER:

                                  MedCap Partners L.P.
                                  ---------------------------------------


                                  By: /s/ [ILLEGIBLE]
                                     ------------------------------------
                                     Name:  [ILLEGIBLE]
                                     Title: Managing Member


                                  Address: 500 Third Street, #535
                                          ------------------------------
                                           San Francisco, CA 94107
                                          ------------------------------
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                        [SERIES C HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES C HOLDER:




                                  By: /s/ James T. Lenehan
                                     ------------------------------------
                                     Name:  James T. Lenehan
                                     Title: Senior Advisor


                                  Address: 299 Park Avenue
                                          ------------------------------
                                           New York, NY 10171
                                          ------------------------------

                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                        [SERIES C HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES C HOLDER:

                                  [ILLEGIBLE]
                                  ---------------------------------------


                                  By: /s/ [ILLEGIBLE]
                                     ------------------------------------
                                     Name:  [ILLEGIBLE]
                                     Title: Trustee


                                  Address: [ILLEGIBLE]
                                          ------------------------------
                                          ------------------------------
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):

                                  [ILLEGIBLE]
                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                        [SERIES B HOLDER SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                       NAME OF SERIES B HOLDER:

                                       CEREBUS PARTNERS, L.P.

                                       By: Cerebus Associates, LLC,
                                           its General Partner

                                       By: /s/ Seth Plattus
                                          --------------------------------------
                                          Seth Platus
                                          Managing Director

                                       Address:

                                       Cerebus Partners, L.P.
                                       299 Park Avenue, 22nd Floor
                                       New York, New York 10171
                                       Attn: Mr. Seth P. Plattus
                                       Fax: (212) 891-1541

                                       and

                                       Cerebus Parnters, L.P.
                                       299 Park Avenue, 22nd Floor
                                       New York, New York 10171
                                       Attn: Mr. Daniel Frank
                                       Fax: (212) 284-7818

                                       With a copy to (which shall not be
                                       deemed notice for purposes of the
                                       Agreement):

                                       Lowenstein Sandler PC
                                       65 Livingston Avenue
                                       Roseland, NJ 07068
                                       Attn: Robert G. Minion, Esq.
                                       Fax: (973) 597-2400

                        [SERIES B HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.


                                  NAME OF SERIES B HOLDER:

                                  Frederick Frank
                                  ---------------------------------------


                                  By: /s/ Frederick Frank
                                     ------------------------------------
                                     Name:
                                     Title:


                                  Address: 109 East 91st Street
                                          ------------------------------
                                           New York, NY 10128
                                          ------------------------------
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                        [SERIES A HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.

                                  NAME OF SERIES A HOLDER:


                                  By: /s/ David Barlow
                                     ------------------------------------
                                     Name:
                                     Title:


                                  Address:
                                          ------------------------------
                                          ------------------------------
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                        [SERIES A HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.

                                  NAME OF SERIES A HOLDER:


                                  By: /s/ Ann M. Barlow
                                     ------------------------------------
                                     Name:
                                     Title:


                                  Address:
                                          ------------------------------
                                          ------------------------------
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                        [SERIES A HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.

                                  NAME OF SERIES A HOLDER:

                                   [ILLEGIBLE]
                                  ---------------------------------------


                                  By: /s/ [ILLEGIBLE]
                                     ------------------------------------
                                     Name: [ILLEGIBLE]
                                     Title: Trustee


                                  Address: [ILLEGIBLE]
                                          ------------------------------
                                          ------------------------------
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):

                                   [ILLEGIBLE]
                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                        [SERIES A HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.

                                  NAME OF SERIES A HOLDER:

                                   Meythaler Investors LLC
                                  ---------------------------------------


                                  By: /s/ L. Charles Meythaler
                                     ------------------------------------
                                     Name: L. Charles Meythaler
                                     Title: Manager


                                  Address: [ILLEGIBLE]
                                          ------------------------------
                                          ------------------------------
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                        [SERIES A HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.

                                  NAME OF SERIES A HOLDER:

                                   Meythaler Investment Partners, LC.
                                  ---------------------------------------


                                  By: /s/ L. Charles Meythaler
                                     ------------------------------------
                                     Name: L. Charles Meythaler
                                     Title: Managing Shareholder


                                  Address: [ILLEGIBLE]
                                          ------------------------------
                                          ------------------------------
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                          [NOTE HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.

                                  NAME OF NOTE HOLDER:

                                  CERBERUS PARTNERS, L.P.
                                  ---------------------------------------

                                  By: Cerberus Associates, LLC,
                                      its General Partner


                                  By: /s/ Seth Plattus
                                     ------------------------------------
                                     Name: Seth Plattus
                                     Title: Managing Director


                                  Address: Cerberus Partners, L.P.
                                          ------------------------------
                                           299 Park Avenue, 22nd Floor
                                          ------------------------------
                                           New York, New York 10171
                                          ------------------------------
                                           Attn: Mr. Seth P. Plattus
                                          ------------------------------
                                           Fax: (212) 891-1541

                                           and

                                           Cerberus Partners, L.P.
                                          ------------------------------
                                           299 Park Avenue, 22nd Floor
                                          ------------------------------
                                           New York, New York 10171
                                          ------------------------------
                                           Attn: Mr. Daniel Frank
                                          ------------------------------
                                           Fax: (212) 284-7818

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):

                                   Lowenstein Sandler PC
                                  ---------------------------------------
                                   65 Livingston Avenue
                                  ---------------------------------------
                                   Roseland, NJ 07068
                                  ---------------------------------------
                                   Attn: Robert G. Minion, Esq.
                                  ---------------------------------------
                                   Fax: (973) 597-2400
                                  ---------------------------------------

                          [NOTE HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.

                                  NAME OF NOTE HOLDER:

                                   Beaver Creek Fund Ltd.
                                  ---------------------------------------


                                  By: /s/ Andrew R. Midler
                                     ------------------------------------
                                     Name: Andrew R. Midler
                                     Title: Director


                                  Address: 6501 Red Hook Plaza, Suite 201
                                          ------------------------------
                                           ST. Thomas, USVI 00802
                                          ------------------------------
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                          [NOTE HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.

                         NAME OF NOTE HOLDER:

                         Ahab International, Ltd.
                         ---------------------------------------


                         By: /s/ Jonathan Gallen
                            ------------------------------------
                            Name:  Jonathan Gallen
                            Title: President, Ahab Capital Management, Inc.
                                   Investment Advisor, Ahab International, Ltd.

                         Address: First Commercial Centre
                                  2nd Floor, Box F-44656
                                  Freeport, Grand Bahamas
                                  The Bahamas

                         Mailing Address: c/o Ahab Capital Management, Inc.
                                          299 Park Avenue
                                          New York, NY 10171

                         With a copy to (which shall not be
                         deemed notice for purposes of the
                         Agreement):


                         ---------------------------------------
                         ---------------------------------------
                         ---------------------------------------

                          [NOTE HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.

                                  NAME OF NOTE HOLDER:

                                  Ahab Partners L.P.
                                  ---------------------------------------


                                  By: /s/ Jonathan Gallen
                                     ------------------------------------
                                     Name:  Jonathan Gallen
                                     Title: Managing Member, Pequod LLC
                                            General Partner, Ahab Partners, L.P.


                                  Address: 299 Park Avenue
                                           New York, NY 10171

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                          [NOTE HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.

                                  NAME OF NOTE HOLDER:

                                  American Durham, L.P.
                                  ---------------------------------------


                                  By:
                                     /s/ [ILLEGIBLE]
                                     ------------------------------------
                                     Name: [ILLEGIBLE]
                                     Title: Managing Principal


                                  Address:
                                          680 5th Ave.
                                          ------------------------------
                                          22nd Floor
                                          ------------------------------
                                          N.Y., NY 10019
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                          [NOTE HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.

                                  NAME OF NOTE HOLDER:

                                  International Durham Ltd.
                                  ---------------------------------------


                                  By: /s/ [ILLEGIBLE]
                                     ------------------------------------
                                     Name: [ILLEGIBLE]
                                     Title: Managing Principal


                                  Address:
                                          680 5th Ave.
                                          ------------------------------
                                          22nd Floor
                                          ------------------------------
                                          NY, NY 10019
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                          [NOTE HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.

                                  NAME OF NOTE HOLDER:

                                  Institutional Benchmark
                                  Series (Master Feeder) Limited
                                  ---------------------------------------


                                  By:  /s/    [ILLEGIBLE]
                                     ------------------------------------
                                     Name:    [ILLEGIBLE]
                                     Title:   Authorized Signatory


                                  Address: 680 Fifth Avenue
                                          ------------------------------
                                          22nd Floor
                                          ------------------------------
                                          New York, NY 10019
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------

                          [NOTE HOLDER SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Registration Rights Agreement or caused this Amendment to be executed by its duly authorized representative, as of the date first written above.

                                  NAME OF NOTE HOLDER:

                                  Emigrant Capital Corporation
                                  ---------------------------------------


                                  By:  /s/  Edward R. Burns
                                     ------------------------------------
                                     Name:  Edward R. Burns
                                     Title: Vice President


                                  Address:6 East 43rd St.,
                                          ------------------------------
                                          8th Floor
                                          ------------------------------
                                          New York, NY 10017
                                          ------------------------------

                                  With a copy to (which shall not be
                                  deemed notice for purposes of the
                                  Agreement):


                                  ---------------------------------------
                                  ---------------------------------------
                                  ---------------------------------------